UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement

POW! ENTERTAINMENT, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

POW! ENTERTAINMENT, INC.

9440 SANTA MONICA #620

BEVERLY HILLS, CA 90210

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF
INFORMATION STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013

The Information Statement referenced in this Notice and our Annual Report on Form 10-K for the year ended December 31, 2013 are available at

[http://www.powentertainment.com]

September 2, 2014

Dear Shareholders:

This Notice is to inform you of the availability of an information statement (the “Information Statement”) regarding:

1)	Election of two directors for the ensuing year.
2)	Ratification and approval of the appointment of Rose Snyder Jacobs, LLP as our independent registered accounting firm for the year ended December 31, 2014.

Please note that this Notice is not a form for voting and is only intended to provide an overview of the matters covered in the Information Statement. We encourage you to access the website identified above to review a complete copy of the Information Statement, which contains important information about items 1 and 2 above. As discussed in the Information Statement, the corporate actions described above were authorized by written consent in lieu of an annual meeting of shareholders executed by the holders of a majority of the combined voting power over the Company’s outstanding capital stock on August 20, 2014, in accordance with the requirements of the Delaware General Corporation Law (the “DGCL”) and this Notice advises you of such actions in accordance with Section 228 of the DGCL.

The actions taken by the majority shareholders will not become effective until at least 40 days after the initial mailing of this Notice of Internet Availability of Information Statement to the other shareholders, or October 11, 2014. This Notice is first being provided on or about September 2, 2014 to shareholders of record of the Company as of August 20, 2014.

A shareholder who wishes to receive a copy without charge of the Information Statement and the Annual Report on Form 10-K may direct such request to our Corporate Secretary, c/o POW! Entertainment, Inc., 9440 Santa Monica Blvd, #620, Beverly Hills, CA 90210, or by telephone at 1-424-281-7919, or at the web address above or by e-mail to investor@powentertainment.com.

THIS NOTICE AND THE INFORMATION STATEMENT ARE FOR YOUR INFORMATION ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER THESE MATTERS.

Sincerely,

/s/ Gill Champion

Gill Champion

Chief Executive Officer and President

POW! ENTERTAINMENT, INC.

9440 SANTA MONICA #620

BEVERLY HILLS, CA 90210

INFORMATION STATEMENT

__________________________________________

THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY THE HOLDERS OF A MAJORITY OF OUR COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

__________________________________________

About this Information Statement

This Information Statement is being furnished by POW! Entertainment, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), in connection with the following corporate actions taken the written consent of holders of a majority of the issued and outstanding shares of the Company’s common stock:

1)	Election of two directors for the ensuing year.
2)	Ratification and approval of the appointment of Rose Snyder Jacobs, LLP as our independent registered accounting firm for the year ended December 31, 2014.

The corporate actions described above were authorized by written consent in lieu of an annual meeting of shareholders executed by the holders of a majority of the combined voting power over the Company’s outstanding capital stock on August 20, 2014, in accordance with the requirements of the Delaware General Corporation Law (the “DGCL”).

No action is required by you. This Information Statement is being furnished pursuant to Section 228 of the DGCL and Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the purpose of informing our shareholders who would otherwise have been entitled to vote or give an authorization, approval or consent in regard to the actions described above before they take effect. These actions have been approved by the holders of a majority of the combined voting power of the Company’s outstanding capital stock. Only shareholders of record at the close of business on August 20, 2014 are being given notice of these actions by written consent. The Company is not soliciting proxies.

The actions (“Actions”) taken by the majority shareholders will not become effective until at least 40 days after the initial mailing of the Notice of Internet Availability of Information Statement to the other shareholders, or October 11, 2014. This Information Statement is first being provided on or about September 2, 2014 to shareholders of record of the Company as of August 20, 2014.

The entire cost of furnishing this Information Statement will be borne by us.

Our principal executive offices are located at 9440 Santa Monica Blvd, #620, Beverly Hills, CA 90210 and our telephone number is (310) 275-9933.

No Dissenters Rights

The proposed corporate actions are not corporate actions for which shareholders of a Delaware corporation have the right to dissent under the DGCL.

Proposals by Security Holders

No shareholder has requested that we include any additional proposals in this Information Statement or otherwise requested that any proposals be submitted to the shareholders at an Annual or Special Meeting.

Materials

In accordance with the rules and regulations of the SEC, instead of mailing a printed copy of this Information Statement and the Annual Report on Form 10-K to each shareholder of record, the Company will furnish such materials to our shareholders on the Internet.  If you received a Notice by mail, you will not receive a printed copy of such materials.  Instead, the Notice will instruct you as to how you may access and review all of the information contained in such materials.  If you would like to receive a printed copy of such materials and have not previously requested a paper copy of such materials, you should follow the instructions for requesting such materials included in the Notice.

As noted above, the Company is not soliciting proxies.

ACTION 1. ELECTION OF DIRECTORS

The following persons were nominated and, upon the effectiveness of the Actions, will have been elected to the Company’s Board:

Stan Lee

Gill Champion

Stan Lee -- Chairman of the Board, Director and Chief Creative Officer

Stan Lee has served as the Company’s Chairman of the Board and Chief Creative Officer since 2004. Prior to that, in 2001, Mr. Lee co-founded POW! Entertainment, LLC with Mr. Champion and the late Arthur Lieberman, which was acquired by the Company in 2004. Mr. Lee also has a non-exclusive, part-time employment agreement with Marvel Entertainment, LLC and serves as its Chairman Emeritus. Mr. Lee was the Chairman of the Board of Directors and Chief Creative Officer of Stan Lee Media, Inc. (“SLM”) from July 1999 until approximately January 2001.  SLM filed for bankruptcy protection in February 2001 and terminated operations in July 2001. Mr. Lee was employed on a full time basis by Marvel Comics or its predecessor entities for over 50 years.  Mr. Lee started in the comic book industry in 1940 when he started with Timely Comics which eventually became Marvel Comics. Stan Lee's co-creations include Spider-Man™ 1 , The Incredible Hulk™ 1 , X-Men™1 , The Fantastic Four™ 1 , Iron Man™1, Daredevil™ 1 , Silver Surfer™ 1 and Dr. Strange™1.

1 These are the registered trademarks and characters of Marvel Characters, Inc.

Gill Champion -- President, Director and Chief Executive Officer

Gill Champion is the President and, since January 26, 2011, Chief Executive Officer and a director of the Company. Previously, he served as President and Chief Operating Officer of the Company since 2004. Prior to 2001, Mr. Champion co-founded POW! Entertainment LLC with Mr. Lee and the late Arthur Lieberman, which was acquired by the Company in 2004. He has been executive producer on all Company projects and continues to supervise their development. Mr. Champion was Chief Operating Officer of SLM from July 1999 until June 2001. SLM filed for bankruptcy protection in February 2001. Mr. Champion has over 30 years of executive experience in global entertainment, marketing, retail and licensing industries.  Prior to SLM, he was COO and Vice President of Mirage Holdings, Inc. and concurrently worked as a production executive on the motion picture Jinnah. Mr. Champion was CEO and Chairman of American CinemaStores, Inc., a public company that operated approximately 150 location-based retailing outlets and an extensive apparel division that created designs and marketing strategies for Baywatch and Forrest Gump.  Mr. Champion was executive in charge of Faerie Tale Theatre with Shelley Duvall while Vice President of Gaylord Productions.  He was the Producer for Fort Apache the Bronx with Paul Newman and won the Producer of the Year Award in 1981.  In addition, he was in charge of production for The Shining and The Boys from Brazil, while Vice President of the Producers Circle Company.

The Company’s Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively. The Company believes that each of the persons nominated for election to the Board have the experience, qualifications, attributes and skills when taken as a whole will enable the Board satisfy its oversight responsibilities effectively.

ACTION 2. RATIFICATION OF THE APPOINTMENT OF ROSE SNYDER JACOBS, LLP. (“RSJ”)

The Board has selected the accounting firm of RSJ to serve as our independent registered public accounting firm for the 2014 fiscal year. Upon the effectiveness of the Actions, the selection of RSJ as our independent registered public accounting firm will have been ratified and approved.

The Board considers RSJ to be well qualified to serve as the independent auditors for the Company. However, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Fees Billed By Independent Accounting Firm

RSJ billed us aggregate fees in the amount of approximately $60,300 for the fiscal year ended December 31, 2013. These amounts were billed for tax services and professional services that RSJ provided for the audit of our annual financial statements, review of the interim consolidated financial statements included in our reports on Forms 10-Q, reviews of registration statements, and other services typically provided by an auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

VOTING SECURITIES

As of August 20, 2014, there were 132,357,356 shares of our common stock issued and outstanding and no shares of our preferred stock issued or outstanding. Each holder of shares of our common stock is entitled to one vote for each such share held by such holder.

VOTING PROCEDURES

Our Bylaws provide that any action required or permitted to be taken at any annual or special meeting of shareholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth such action to be taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The vote to approve the above Actions was obtained through the written consent in lieu an annual meeting of shareholders by the holders of approximately 51.0% of the voting power of the Company as of August 20, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of August 20, 2014 certain information regarding the beneficial ownership of the Company’s common stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the common stock of the Company, (ii) each of the Company’s directors and Named Executive Officers (as defined in Section 402 of Regulation S-K of the Securities Act of 1933, as amended) for fiscal 2013, and (iii) all directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

	Amount and Nature	Percentage (%)
Name and Address of Owner	of Beneficial Owner	Of Class

Directors and Executive Officers
Stan Lee (1)(2)(3)	33,353,273	25.0%
9440 Santa Monica Blvd, #620
Beverly Hills, CA 90210

Gill Champion (1)(2)(6)	24,739,998	18.7%
9440 Santa Monica Blvd, #620
Beverly Hills, CA 90210

Bick Le (1)	1,158,608	0.9%
9440 Santa Monica Blvd, #620
Beverly Hills, CA 90210

Total shares owned by Executive Officers and Directors (6)	59,251,879	44.6%
5% Shareholders
The POW! Entertainment Trust (4)	8,796,353	6.7%
9440 Santa Monica Blvd, #620
Beverly Hills, CA 90210

Joan B. Lee Trust	32,703,273	24.7%
9440 Santa Monica Blvd, #620
Beverly Hills, CA 90210

Catalyst Investments, LLC(5)	13,172,153	10.0%
c/o The Walt Disney Company
500 South Buena Vista St
Burbank, CA 91521

(1)	Executive Officer of the Company.

(2)	Director of the Company.

(3)	Includes 32,703,273 shares held by the Joan B. Lee Gift Trust that may be deemed to be beneficially owned by Stan Lee as trustee. Includes in shares deemed held by Stan Lee, and the total deemed outstanding for the purpose of calculating Stan Lee’s percentage, 650,000 shares which Stan Lee has the right to purchase at $0.40 per share pursuant to a warrant issued to him in connection with a Deferred Compensation Agreement dated March 15, 2010.

(4)	Shares held in trust by third party trustee, Paul G. Sessler.

(5)	Catalyst Investments, LLC is affiliated with The Walt Disney Company.

(6)	Includes shared held by his wife, Claudia Adelman, that may be deemed to be beneficially owned by Gill Champion. Gill Champion disclaims beneficial ownership of the shares owned by Claudia Adelman. Includes shares deemed outstanding and for the purposes of calculating the percentage owned by all Executive Officers and Directors.

Unless otherwise noted, the security ownership information provided above is given as of August 20, 2014 and all shares are owned directly or indirectly, and includes shares with underlying options or warrants which can be exercised within 60 days (but such shares underlying options or warrants are not deemed outstanding for computing the percentage of any other person). Percentage ownership information is based on 132,357,356 outstanding shares of common stock, which is the number of shares of common stock outstanding on August 20, 2014.

HOUSEHOLDING OF SHAREHOLDER MATERIALS

Unless we have received contrary instructions from a shareholder, we are providing only one Notice of Internet Availability of Information Statement to shareholders and one Notice of Internet Availability of Information Statement to multiple shareholders sharing an address. This practice known as “householding” is intended to reduce the Company’s printing and postage costs. We will, upon request, promptly deliver a separate copy of this Information Statement and the Company’s Annual Report on Form 10-K to a shareholder who shares an address with another shareholder. A shareholder who wishes to receive a separate copy of this Information Statement and the Company’s Annual Report on Form 10-K may direct such request to our Corporate Secretary, c/o Pow! Entertainment, Inc., 9440 Santa Monica Blvd, #620, Beverly Hills, CA 90210, or by telephone at (310) 275-9933. Shareholders who receive multiple copies of the Notice of Internet Availability of Information Statement at their address and would like to request that only a single copy of communications be delivered in the future to the shared address may do so by making a written request to the Company contact listed above.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED TO NOT SEND US A PROXY.

Dated: September 2, 2014

/s/ Gill Champion

Gill Champion

Chief Executive Officer and President